Exhibit 10.2

[BC Government Seal]

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Tenure Detail

	Tenure Number ID	407369 View Tenure
	Tenure Type	Mineral (M)
	Tenure Sub Type	Claim (C)
	Title Type	Four Post Claim (MC4)
	Mining Division	GREENWOOD
	Good To Date	2006/DEC/03
	Issue Date	2003/DEC/05
Termination Type
Termination Comments
Termination Date
	Tag Number	237050
	Claim Name	DOTTER
	Old Tenure Code	407369
	Area In Hectares	225.0

Map Numbers:
082E035
082E045

Owners:
146264 ANDREI STYTSENKO 100.0%

Agents:
109141 GERARD GALLISSANT L_CAPP (3203958)
103216 LLOYD CHRISTOPHER BREWER L_CAD (3221479)
109141 GERARD GALLISSANT CIL (4057104)
109141 GERARD GALLISSANT BSLI (4057147)
103216 LLOYD CHRISTOPHER BREWER BSLC (4057150)